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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934

       Date of Report (Date of earliest event reported): June 27, 1994

                          CoreStates Financial Corp
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             (Exact name of registrant specified in its Charter)

   Pennsylvania                 0-6879                    23-1899716
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   (State or other            (Commission                 (IRS Employee
   jurisdiction of            File Number)                identification No.)
   incorporation)

                   Centre Square West, 1500 Market Street
                   Philadelphia, Pennsylvania             19101
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            (Address of principal executive offices)   (zip Code)

        Registrant's telephone, including area code:  (215) 973-3806

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       (Former name and former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On June 27, 1994, CoreStates Financial Corp ("CoreStates") acquired all of the outstanding shares of Independence Bancorp, Inc. ("Independence"). The acquisition was effected through a merger of Independence with and into CoreStates (the "Merger") in accordance with (i) an Agreement and Plan of Merger between CoreStates and Independence dated as of November 19, 1993
(the "Agreement"). The Agreement is attached as Appendix I to Independence's Proxy Statement, dated May 23, 1994 (the "Proxy Statement"), which is Exhibit
2.1 hereto. The Articles of Merger dated June 27, 1994 are Exhibit 2.2 hereto. The statements herein are qualified in their entirety by Exhibits 2.1 and 2.2, which are incorporated herein by reference.

     In the Merger, shareholders of Independence received 1.5 shares of common stock of CoreStates, par value $1.00 per share ("CoreStates Common
Shares"), for each outstanding share of common stock of Independence, $2.50 par value per share ("Independence Common Shares"). A total of 16,700,513 CoreStates Common Shares were issued in the Merger. In addition, each option to purchase Independence Common Shares outstanding under Independence's stock option plans was converted into an option to purchase the number of CoreStates Common Shares equal to the number of Independence Common Shares subject to such option multiplied by a formula to reflect the exchange ratio for the Merger. The outstanding Independence 7% Convertible Subordinated Debentures due 2011 ("Debentures") have been assumed by CoreStates and remain outstanding as an obligation of CoreStates. The conversion price at which the Debenture may be converted into CoreStates Common Shares is $24.167 per share of CoreStates Common Shares. The Merger is being treated for accounting purposes as a pooling of interests.

     Independence, a bank holding company, was engaged through its banking subsidiaries, Bucks County Bank and Trust Company, Cheltenham Bank, Lehigh Valley Bank, and Third National Bank and Trust Company of Scranton and its other subsidiaries in providing commercial lending services, personal banking services, and trust services. CoreStates intends to continue such uses for the assets of Independence.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Financial Statements of Independence Bancorp, Inc.

         (1) The following financial statements of Independence Bancorp, Inc. are incorporated by reference from Item 7(a) to CoreStates Financial Corp Current Report on Form 8-K dated June 8, 1994.

         Interim condensed consolidated financial statements of Independence Bancorp, Inc.:
         (i)    Consolidated Balance Sheet as of March 31, 1994 (Unaudited)
         (ii) Consolidated Statements of Income For the Three Months Ended March 31, 1994 and 1993 (Unaudited)
         (iii) Consolidated Statements of Changes in Shareholders' Equity For the Three Months Ended March 31, 1994 and 1993 (Unaudited)
         (iv) Consolidated Statements of Cash Flows for the Three Months Ended March 31, 1994 and 1993 (Unaudited)
         (v)    Notes to Interim Consolidated Financial Statements (Unaudited)

         Year-end consolidated financial statements of Independence Bancorp,
         Inc.:
         (i)    Consolidated Balance Sheet as of December 31, 1993
         (ii)   Consolidated Statement of Income for the Year Ended
                December 31, 1993
         (iii) Consolidated Statement of Changes in Shareholders' Equity for the Year Ended December 31, 1993
         (iv) Consolidated Statement of Cash Flows for the Year Ended December 31, 1993
         (v)    Notes to the December 31, 1993 Consolidated Financial
                Statements
         (vi)   Report of Coopers & Lybrand
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      (b)  Pro Forma Financial Information (Unaudited).

           (1) Pro Forma Condensed Combined Balance Sheet of CoreStates Financial Corp as of March 31, 1994 (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

           (2) Pro Forma Condensed Combined Statement of Income of CoreStates Financial Corp for the three months ended March 31, 1994 and 1993 and the fiscal years ended December 31, 1993, 1992 and 1991. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after the date this Form 8-K is filed.)

      (c)  Exhibits.

           (2.1) Agreement and Plan of Merger, dated as of November 19, 1993 between Independence Bancorp, Inc. and CoreStates Financial Corp, incorporated herein by reference to Appendix I to the Proxy Statement - Prospectus in the CoreStates Financial Corp, Registration Statement on Form S-4, Registration No. 33-53539.

           (2.2)  Articles of Merger, dated June 27, 1994.

           (4) First Supplemental Indenture dated as of June 27, 1994, among Independence Bancorp, Inc., CoreStates Financial Corp and The Bank of New York.

                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORESTATES FINANCIAL CORP
                                           (Registrant)

                                       By: /s/ David T. Walker
                                          -----------------------
                                          David T. Walker
                                          Deputy Chief Counsel
Dated:  July 8, 1994


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                                Exhibit Index
                                -------------



Exhibit No.                                                    Page
- ----------                                                     ----
(2.1)       Agreement and Plan of Merger             Incorporated herein
            between Independence and the             by reference to
            Corporation                              Appendix I to the
                                                     Proxy Statement-
                                                     Prospectus in Exhibit
                                                     2 of Corporation's
                                                     Registration
                                                     Statement on Form
                                                     S-4, Registration No.
                                                     33-53539

(2.2)       Articles of Merger dated
            June 27, 1994

(4)         First Supplemental Indenture dated
            as of June 27, 1994, among Independence
            Bancorp, Inc., CoreStates Financial Corp and The Bank of New York

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